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                                                                    EXHIBIT 32.1


  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICERS AND PRINCIPAL FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of American Technology Corporation (the "Company"), that, to his knowledge, the Quarterly Report of the Company on Form 10-Q, for the fiscal quarter ended March 31, 2004 fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company as of the dates and for the periods presented in the financial statements included in such report.

Dated: May 5, 2004

/s/ ELWOOD G. NORRIS

         Elwood G. Norris,
         Chairman of the Board
         (Co-Principal Executive Officer)

Dated: May 5, 2004

/s/ KALANI JONES

         Kalani Jones,
         President and Chief Operating Officer
         (Co-Principal Executive Officer)

Dated: May 5, 2004

/s/ CARL GRUENLER

         Carl Gruenler
         Vice President, Military Operations and Interim Chief Financial Officer (Principal Financial Officer)